      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 18, 1999

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                          AMES DEPARTMENT STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                    5331                                   04-2269444
    (STATE OR OTHER JURISDICTION OF             (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)             CLASSIFICATION CODE NUMBER)                  IDENTIFICATION NUMBER)

                            ------------------------

                                2418 MAIN STREET
                         ROCKY HILL, CONNECTICUT 06067
                                 (860) 257-2000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                               ROLANDO DE AGUIAR,
                          EXECUTIVE VICE PRESIDENT AND
                   CHIEF FINANCIAL AND ADMINISTRATIVE OFFICER
                          AMES DEPARTMENT STORES, INC.
                                2418 MAIN STREET
                         ROCKY HILL, CONNECTICUT 06067
                                 (860) 257-2000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                With a copy to:

                   STEPHEN H. COOPER, ESQ.                                       ARNOLD B. PEINADO, III, ESQ.
                 WEIL, GOTSHAL & MANGES LLP                                  MILBANK, TWEED, HADLEY & MCCLOY LLP
                       767 FIFTH AVENUE                                           ONE CHASE MANHATTAN PLAZA
                   NEW YORK, NEW YORK 10153                                        NEW YORK, NEW YORK 10005
                       (212) 310-8000                                                  (212) 530-5000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /x/ 333-75699

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. / / _______________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                     TITLE OF EACH CLASS OF                          PROPOSED MAXIMUM AGGREGATE            AMOUNT OF
                  SECURITIES TO BE REGISTERED                            OFFERING PRICE (1)          REGISTRATION FEE (2)
Common Stock, par value $.01 per share..........................            $32,625,000                   $9,069.75

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) under the Securities Act of 1933.
(2) These securities are in addition to the $165,000,000 of shares of common stock registered pursuant to Registration Statement No. 333-75699 for which a filing fee of $45,870 has previously been paid.

                            ------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This registration statement is being filed with respect to the registration of additional shares of common stock, par value $0.01 per share, of Ames Department Stores, Inc., a Delaware corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"). Pursuant to Rule 462(b), the contents of the registration statement of the Company (File No. 333-75699) as amended, which was declared effective on May 17, 1999 (the "Earlier Registration Statement"), including the exhibits thereto, are incorporated by reference into this registration statement. The form of prospectus contained in such Earlier Registration Statement will reflect the aggregate amount of securities registered in this Registration Statement and the Earlier Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rocky Hill, State of Connecticut, on May 18, 1999.

                                          AMES DEPARTMENT STORES, INC.

                                          By:     /s/ ROLANDO DE AGUIAR
                                            ----------------------------------
                                            Name:  Rolando de Aguiar
                                            Title: Executive Vice President and
                                                   Chief Financial and
                                                   Administrative Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                       TITLE                              DATE
--------------------------------------------  --------------------------------------------     --------------

                     *                        President, Chief Executive Officer                 May 18, 1999
------------------------------------------    and Director
              Joseph R. Ettore

                     *                        Executive Vice President                           May 18, 1999
------------------------------------------    and Chief Financial and Administrative
             Rolando de Aguiar                Officer

                     *                        Director                                           May 18, 1999
------------------------------------------
             Francis X. Basile

                     *                        Chairman of the Board                              May 18, 1999
------------------------------------------
                Paul Buxbaum

                     *                        Director                                           May 18, 1999
------------------------------------------
                 Alan Cohen

                     *                        Director                                           May 18, 1999
------------------------------------------
             Richard M. Felner

                     *                        Director                                           May 18, 1999
------------------------------------------
             Sidney S. Pearlman

                     *                        Director                                           May 18, 1999
------------------------------------------
              Laurie M. Shahon

             *By: /s/ David H. Lissy
                 ------------------------
                 David H. Lissy,
                 Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT
  NUMBER     DESCRIPTION
----------   ---------------------------------------------------------------
    5         --   Opinion of David H. Lissy
   23.1       --   Consent of David H. Lissy (contained in Exhibit 5 hereto)
   23.2       --   Consent of Arthur Andersen LLP
   23.3       --   Consent of Deloitte & Touche LLP
  *24         --   Power of Attorney

------------------
  * Incorporated by reference to the Registrant's Registration Statement on Form S-3, File No. 333-75699